UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30142 Wixom Road, Wixom, Michigan	48393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 960-9009

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On May 16, 2013, Rockwell Medical, Inc. (the “Company”), issued a press release announcing that the underwriters of its previously announced public offering of common stock exercised their over-allotment option to purchase an additional 1,721,311 shares of common stock at the public offering price of $3.05 per share.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit 5.1                                     Opinion of Dykema Gossett PLLC

Exhibit 23.1                              Consent of Dykema Gossett PLLC (included as part of Exhibit 5.1)

Exhibit 99.1                              Press Release, dated May 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: May 16, 2013	By:	/s/ Thomas E. Klema
Thomas E. Klema
	Its:	Chief Financial Officer